Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Property, Plant and Equipment

8 PROPERTY, PLANT AND EQUIPMENT

2017					$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1	25,376	302,532	77,286	20,063	425,257
Additions	2,319	15,347	8,148	1,352	27,166
Sales, retirements and other movements	(4,586)	(34,198)	(1,427)	(655)	(40,866)
Currency translation differences	466	7,510	2,941	1,595	12,512
At December 31	23,575	291,191	86,948	22,355	424,069
Depreciation, depletion and amortisation, including impairments
At January 1	6,363	133,600	39,673	9,523	189,159
Charge for the year	778	19,155	3,705	1,016	24,654
Sales, retirements and other movements	(2,300)	(19,615)	(763)	(701)	(23,379)
Currency translation differences	219	4,385	1,868	783	7,255
At December 31	5,060	137,525	44,483	10,621	197,689
Carrying amount at December 31	18,515	153,666	42,465	11,734	226,380

2016	$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1	27,728	239,559	73,648	20,988	361,923
Additions on acquisition of BG	916	54,775	314	62	56,067
Other additions	1,961	17,304	4,818	1,250	25,333
Sales, retirements and other movements	(5,210)	(3,557)	(653)	(1,545)	(10,965)
Currency translation differences	(19)	(5,549)	(841)	(692)	(7,101)
At December 31	25,376	302,532	77,286	20,063	425,257
Depreciation, depletion and amortisation, including impairments
At January 1	8,095	122,586	38,158	10,246	179,085
Charge for the year	828	18,182	3,842	916	23,768
Sales, retirements and other movements	(2,602)	(3,326)	(1,696)	(1,354)	(8,978)
Currency translation differences	42	(3,842)	(631)	(285)	(4,716)
At December 31	6,363	133,600	39,673	9,523	189,159
Carrying amount at December 31	19,013	168,932	37,613	10,540	236,098

Sales, retirements and other movements in 2017 include sales of interests in Canada, the UK and Gabon. In Canada, Shell sold its 60% interest in the Athabasca Oil Sands Project (AOSP) and its in-situ and undeveloped oil sands interests for a consideration in cash and shares in Canadian Natural Resources Limited, reported in investments in securities (see Note 10). Separately, Shell acquired a 50% controlling interest in Marathon Oil Canada Corporation, which has a 20% interest in the AOSP.

The carrying amount at December 31, 2017, included $42,121 million (2016: $45,396 million) of assets under construction. This amount excludes exploration and evaluation assets. The carrying amount at December 31, 2017, also included $986 million of assets classified as held for sale (2016: $282 million, as revised).

The carrying amount of exploration and production assets at December 31, 2017, included rights and concessions in respect of proved and unproved properties of $14,839 million (2016: $15,610 million). Exploration and evaluation assets principally comprise rights and concessions in respect of unproved properties and capitalised exploration drilling costs.

The carrying amount of assets at December 31, 2017, for which an alternative reserves base was applied in the calculation of the depreciation charge (see Note 2), was $18,115 million (2016: $14,784 million). If no alternative reserves base had been used, the pre-tax depreciation charge for the year ended December 31, 2017, would have been $5,558 million higher (2016: $9,181 million, 2015: $1,022 million).

Contractual commitments for the purchase of property, plant and equipment at December 31, 2017, amounted to $4,504 million (2016: $4,825 million). In addition, Shell has other commitments for future expenditure that, when incurred, are also expected to be recognised as additions to property, plant and equipment, such as the majority of operating lease payments in respect of drilling and ancillary equipment (see Note 14).

Carrying amount of property, plant and equipment held under finance leases [A]	$ million
	Dec 31, 2017	Dec 31, 2016
Exploration and production	8,399	7,930
Manufacturing, supply and distribution	3,151	3,108
Other	272	227
Total	11,822	11,265

[A] See Note 14.

Impairments	$ million
	2017	2016	2015
Impairment losses [A]
Exploration and production	4,187	1,324	8,387
Manufacturing, supply and distribution	376	567	458
Other	9	40	165
Total	4,572	1,931	9,010
Impairment reversals [A]
Exploration and production	615	—	—
Manufacturing, supply and distribution	—	36	—
Other	—	2	3
Total	615	38	3

[A] Presented by segment in Note 4, together with impairment losses and reversals in respect of intangible assets.

Impairment losses in 2017 were mainly in Upstream, and principally related to the disposal of interests in Canada and interests in Ireland classified as held for sale. Impairment losses in 2016 were mainly triggered by asset performance, disposals and project cancellations. They related primarily in Upstream to shale and deep-water properties in North and South America and in Downstream to disposals and assets held for sale in the refining portfolio. Impairment losses in 2015 were principally in Upstream related to North American shale properties, following revisions to Shell’s long-term oil and gas price outlook, and to cancelled projects in Alaska and Carmon Creek in Canada.

For impairment testing purposes, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, product margins and expected production volumes (see Note 2). These cash flows were adjusted for the risks specific to the assets, and therefore these risks were not included in the determination of the discount rate applied. The nominal pre-tax rate applied in 2017 was 6% (2016: 6%; 2015: 6%).

Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in impairment testing in 2017 were as follows:

Commodity price assumptions [A]
	2018	2019	2020
Brent crude oil ($/b)	50	60	65
Henry Hub natural gas ($/MMBtu)	3.00	3.00	3.25

[A] Money of the day.

For periods after 2020, the real terms long-term price assumptions applied were $70 per barrel (/b) (2016: $80/b) for Brent crude oil and $3.50 per million British thermal units (/MMBtu) (2016: $4.00/MMBtu) for Henry Hub natural gas.

Capitalised exploration drilling costs	$ million
	2017	2016	2015
At January 1	7,910	7,835	8,465
Additions pending determination of proved reserves	1,708	1,762	3,276
Amounts charged to expense	(896)	(834)	(2,771)
Reclassifications to productive wells on determination of proved reserves	(982)	(1,187)	(991)
Other movements	153	334	(144)
At December 31	7,893	7,910	7,835

Exploration drilling costs capitalised for periods greater than one year at December 31, 2017, analysed according to the most recent year of activity, are presented in the table below. They comprise $1,512 million relating to 21 projects where drilling activities were under way or firmly planned for the future and $5,068 million relating to 42 projects awaiting development concepts.

	Projects		Wells
	Number	$ million	Number	$ million
Between 1 and 5 years	49	5,782	198	4,562
Between 6 and 10 years	11	688	122	1,647
Between 11 and 15 years	3	110	21	371
Total	63	6,580	341	6,580

FINANCIAL STATEMENTS AND SUPPLEMENTS SHELL ANNUAL REPORT AND FORM 20-F 2017	1